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                                  EXHIBIT 99.2

                 PERSONNEL GROUP OF AMERICA, INC. AND AFFILIATES


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



            In connection with the Annual Report of Personnel Group of America, Inc.(the "Company"), on Form 10-K for the period ending December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, James C. Hunt, Chief Financial Officer of the Company, hereby certifies that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ James C. Hunt
--------------------------
James C. Hunt
Chief Financial Officer
April 14, 2003